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                     AMENDED AND RESTATED PROMISSORY NOTE 2    EXHIBIT 10.179-2
                     --------------------------------------


$70,000,000.00                                                New York, New York
                                                             As of June 30, 2003

         THIS AMENDED AND RESTATED PROMISSORY NOTE A2 (this "NOTE A2") is made as of this 26 day of June, 2003, by and between LC PORTLAND, LLC, a Delaware limited liability company, having its principal place of business at 20 South Third Street, Columbus, Ohio 43215 ("BORROWER"), and LEHMAN BROTHERS HOLDINGS INC., doing business as Lehman Capital, a division of Lehman Brothers Holdings Inc., having an address at 399 Park Avenue, 8th Floor, New York, New York 10022 ("LENDER").

                                 R E C I T A L S


         WHEREAS, on May 12, 2003 Lender made a loan (the "LOAN") in the aggregate principal amount of $140,000,000.00 to Borrower, which Loan is (a) evidenced by that certain Promissory Note dated as of May 12, 2003 (the "NOTE") and (b) secured by, among other things, that certain Fee and Leasehold Deed of Trust and Security Agreement dated as of May 12, 2003 (the "MORTGAGE");

         WHEREAS, there is now owing on the Note and the Mortgage the unpaid principal sum of $140,000,000.00, together with interest;


         WHEREAS, Borrower and Lender desire to amend and restate the Note in its entirety and split the indebtedness evidenced by the Note into two separate obligations of indebtedness evidenced by (a) this Note A2 evidencing the principal sum of Component A2 (as described in that certain Amendment to Loan Agreement dated the date hereof between Borrower and Lender (together with that certain Loan Agreement dated as of May 12, 2003 between Borrower and Lender, the "LOAN AGREEMENT")) in the aggregate principal amount of Seventy Million and No/100 Dollars ($70,000,000.00) and (b) that certain Amended and Restated Promissory Note A1 dated as of the date hereof evidencing the principal sum of Component A1 (as described in the Loan Agreement) in the principal amount of Seventy Million and No/100 Dollars ($70,000,000.00) ("NOTE A1"); and

         WHEREAS, each of this Note A2 and Note A1 shall continue to be secured by the Mortgage and shall collectively be referred to as the "Note" in the Mortgage, the Loan Agreement and all other Loan Documents (as defined in the Loan Agreement).

         NOW, THEREFORE, in consideration of the premises, the agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant and agree as follows, effective as of the date first above written:


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         Borrower and Lender hereby agree that the portion of the Note to be hereafter evidenced by this Note A2 is hereby amended, restated and replaced in its entirety with respect to the principal indebtedness evidenced by this Note A2 to read as follows:

                     AMENDED AND RESTATED PROMISSORY NOTE A2
                     ---------------------------------------

$70,000,000                                                   New York, New York
                                                             As of June __, 2003

         FOR VALUE RECEIVED LC PORTLAND, LLC, a Delaware limited liability company, as maker, having its principal place of business at 20 South Third Street, Columbus, Ohio 43215 ("BORROWER"), hereby unconditionally promises to pay to the order of LEHMAN BROTHERS HOLDINGS INC., doing business as Lehman Capital, a division of Lehman Brothers Holdings Inc., having an address at 399 Park Avenue, 8th Floor, New York, New York 10022 ("LENDER"), or at such other place as the holder hereof may from time to time designate in writing, the principal sum of SEVENTY MILLION AND NO/100 DOLLARS ($70,000,000), in lawful money of the United States of America with interest thereon to be computed from the date of this Note A2 at the Applicable Interest Rate, and to be paid in accordance with the terms of this Note A2 and that certain Loan Agreement dated as of May 12, 2003 between Borrower and Lender, as amended by that certain Amendment to Loan Agreement dated of even date herewith between Borrower and Lender (collectively, the "LOAN AGREEMENT"). All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.

                            ARTICLE I: PAYMENT TERMS

         (a) Borrower agrees to pay the principal sum of this Note A2 and interest on the unpaid principal sum of this Note A2 from time to time outstanding in accordance with this Note A2 and the Loan Agreement. The outstanding balance of the principal sum of this Note A2, all accrued and unpaid interest thereon and all other amounts due hereunder and under the Mortgage and the other Loan Documents shall be due and payable on June 11, 2033, or such other date which by acceleration or otherwise the principal sum of this Note A2 becomes due and payable (the "MATURITY DATE").

         (b) Prior to June 11, 2013 (the "ANTICIPATED REPAYMENT DATE"), interest on the outstanding principal balance of this Note A2 shall accrue at a fixed rate per annum equal to 5.42% (the "REGULAR INTEREST RATE"). From and after the Anticipated Repayment Date, interest on the outstanding principal balance of this Note A2 shall accrue at the Matured Performing Rate (as defined in the Loan Agreement). After the occurrence and during the continuance of an Event of Default, interest on the outstanding principal balance of this Note A2 shall accrue at the Default Rate.

         (c) Commencing on July 11, 2003 and on the first day of each succeeding calendar month (each such date a "PAYMENT DATE") through and including the Anticipated Repayment Date Borrower shall pay to Lender a monthly payment of $393,946.00 (the "MONTHLY DEBT SERVICE PAYMENT AMOUNT") to be applied by Lender in accordance with the Loan Agreement. If any Payment Date is not a Business Day, the applicable payment shall be


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made by Borrower on the first Business Day succeeding the applicable Payment
Date. After the Anticipated Repayment Date, Borrower shall pay to Lender the Monthly Debt Service Payment Amount together with such additional amounts required to be paid by Borrower as more fully described in the Loan Agreement.

         (d) All amounts due under this Note A2 shall be payable without setoff, counterclaim or any other deduction whatsoever.

         (e) Interest on the outstanding principal balance of this Note A2 shall be calculated by multiplying (a) the actual number of days elapsed in the period for which the calculation is being made by (b) a daily rate based on a three hundred sixty (360) day year by (c) the outstanding principal balance.

         (f) Each payment by Borrower under this Note A2 shall be made in funds settled through the New York Clearing House Interbank Payments System or other funds immediately available to Lender by 2:00 p.m., New York City time, on the date such payment is due, to Lender by deposit to such account as Lender may designate by written notice to Borrower in accordance with the Loan Agreement. Whenever any payment under this Note A2 shall be stated to be due on a day which is not a Business Day, such payment shall be made on the first Business Day succeeding such scheduled due date.

                      ARTICLE II: DEFAULT AND ACCELERATION

         The Debt shall without notice become immediately due and payable at the option of Lender if any payment required in this Note A2 is not paid on or prior to the date when due or if not paid on the Maturity Date or on the happening of any other Event of Default. In the event that, and for so long as, any Event of Default shall have occurred and be continuing, the outstanding principal balance of the Loan shall accrue interest at the Default Rate.

                           ARTICLE III: LOAN DOCUMENTS

         This Note A2 is secured by the Mortgage and the other Loan Documents. All of the terms, covenants and conditions contained in the Loan Agreement, the Mortgage and the other Loan Documents are hereby made part of this Note A2 to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Note A2 and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.

                             ARTICLE IV: PREPAYMENTS

         This Note A2 may not be prepaid in whole or in part except in compliance with the terms, provisions and conditions of the Loan Agreement.



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                            ARTICLE V: SAVINGS CLAUSE

         Notwithstanding anything to the contrary, (a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the maximum lawful rate or amount, (b) in calculating whether any interest exceeds the lawful maximum, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender, and (c) if through any contingency or event, Lender receives or is deemed to receive interest in excess of the lawful maximum, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrower to Lender, or if there is no such indebtedness, shall immediately be returned to Borrower.

                          ARTICLE VI: NO ORAL CHANGE

         This Note A2 may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

                              ARTICLE VII: WAIVERS

         Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind. No release of any security for the Debt or extension of time for payment of this Note A2 or any installment hereof, and no alteration, amendment or waiver of any provision of this Note A2, the Loan Agreement or the other Loan Documents made by agreement between Lender or any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other Person who may become liable for the payment of all or any part of the Debt, under this Note A2, the Loan Agreement or the other Loan Documents. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note A2, the Loan Agreement or the other Loan Documents. If Borrower is a partnership, the agreements herein contained shall remain in force and applicable, notwithstanding any changes in the individuals comprising the partnership, and the term "Borrower," as used herein, shall include any alternate or successor partnership, but any predecessor partnership and their partners shall not thereby be released from any liability. If Borrower is a corporation, the agreements contained herein shall remain in full force and applicable notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term "Borrower" as used herein, shall include any alternative or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder. (Nothing in the foregoing sentence shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such partnership which may be set forth in the Loan Agreement, the Mortgage or any other Loan Document.)


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                            ARTICLE VIII : TRANSFER

         Upon the transfer of this Note A2, Borrower hereby waiving notice of any such transfer, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

                             ARTICLE IX: EXCULPATION

         The provisions of Section 9.4 of the Loan Agreement are hereby incorporated by reference into this Note A2 to the same extent and with the same force as if fully set forth herein.

                            ARTICLE X: GOVERNING LAW

         (A) THIS NOTE A2 WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY BORROWER AND ACCEPTED BY LENDER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THIS NOTE A2 WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS NOTE A2 AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS NOTE A2 AND THIS NOTE A2 SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

         (B) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS NOTE A2 MAY AT LENDER'S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY



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SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING.
BORROWER DOES HEREBY DESIGNATE AND APPOINT

                           CORPORATION SERVICE COMPANY
                           80 STATE STREET
                           ALBANY, NEW YORK 12207-2543

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. BORROWER (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

                               ARTICLE XI: NOTICES

         All notices or other written communications hereunder shall be delivered in accordance with Section 10.6 of the Loan Agreement.

                         [NO FURTHER TEXT ON THIS PAGE]



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         IN WITNESS WHEREOF, Borrower and Lender have duly executed this Amended and Restated Promissory Note A2 as of the day and year first above written.

                            BORROWER:
                            ---------

                            LC PORTLAND, LLC,
                            a Delaware limited liability company


                            By:   GLIMCHER PROPERTIES LIMITED
                                  PARTNERSHIP,
                                  a Delaware limited partnership,
                                  its sole member


                                  By:    GLIMCHER PROPERTIES CORPORATION,
                                         a Delaware corporation,
                                         its sole general partner



                                         By: /s/ George A. Schmidt
                                            ------------------------------------
                                             Name:  George A. Schmidt
                                             Title: Executive Vice President



                            LENDER:
                            -------

                            LEHMAN BROTHERS HOLDINGS INC.,
                            DOING BUSINESS AS LEHMAN CAPITAL,
                            A DIVISION OF LEHMAN BROTHERS
                            HOLDINGS INC.



                            By:
                               ------------------------------------
                                Name:
                                Title: